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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 23, 2005

                                 TRANSPRO, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13894                 34-1807383
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                    Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c)).

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Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 23, 2005, the Nominating, Governance and Compensation Committee of
the Board of Directors of Transpro, Inc. (the "Company") approved increases in base salary for the following named executive officers, as defined in Item
402(a)(3) of Regulation S-K:

     o    The Company's President and Chief Executive Officer, Charles E.
          Johnson, base salary increased to $440,000 effective March 7, 2005.

     o    The Company's Vice President, Treasurer, Secretary and Chief Financial
          Officer, Richard A. Wisot , base salary increased to $220,000 effective June 13, 2005.

     o    The Company's Vice President-Operations, David Albert, base salary increased to $264,000 effective April 4, 2005.

     o    The Company's Vice President-Human Resources and Process, Jeffrey L.
          Jackson, base salary increased to $180,000 effective March 7, 2005.

     o    The Company's Vice President and Corporate Controller, Kenneth T.
          Flynn, Jr., base salary increased to $152,000 effective June 13, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TRANSPRO, INC.

Date:  March 1, 2005              By:  /s/ Richard A. Wisot
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                                       Richard A. Wisot
                                       Vice President, Treasurer, Secretary,
                                       and Chief Financial Officer